NORTHERN LIGHTS FUND TRUST III

FPA Global Equity ETF
(FPAG)

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

1-800-982-4372

January 30, 2024

Dear Valued Shareholder:

A Special Meeting of Shareholders of the FPA Global Equity ETF (the “Acquired Fund”), a series of Northern Lights Fund Trust III (the “Northern Lights Trust”), has been scheduled for March 18, 2024 (the “Special Meeting”). At the Special Meeting, shareholders of the Acquired Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”). The Plan will provide for the transfer of all of the assets of the Acquired Fund to the FPA Global Equity ETF (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust III (formerly, FPA Funds Trust) (the “IMST Trust”), in exchange solely for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (the “Reorganization”). Each shareholder of the Acquired Fund will receive a number of shares of beneficial interest of the Acquiring Fund equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholder immediately prior to the Reorganization and the Acquired Fund shareholders will become shareholders of the Acquiring Fund. The Acquiring Fund is designed to be identical from an investment perspective to the Acquired Fund. The investment objective and strategies of the Acquiring Fund and the Acquired Fund are the same and the investment policies are substantially similar, as further described in the attached Proxy Statement/Prospectus. The Acquiring Fund will commence operation upon the closing of the Reorganization.

First Pacific Advisors, LP (“FPA”), the Acquired Fund’s investment advisor, has recommended to the Board of Trustees of Northern Lights Trust (the “Board”), that the Acquired Fund be moved from the Northern Lights Trust to the IMST Trust, a fund platform consisting of five other series managed by FPA (the “FPA Fund Complex”). If the Plan is approved by shareholders of the Acquired Fund and the Reorganization is completed, FPA will continue to serve as the investment advisor for the Acquiring Fund and the same portfolio managers will continue to be responsible for the day-to-day management of the Acquiring Fund. FPA believes that the Reorganization will allow FPA to dedicate more time and resources to the management of the FPA Fund Complex and achieve operational efficiencies by focusing more efficiently the time and resources FPA currently spends on administering and overseeing different service providers for its portfolios and standardizing workflows across the FPA Fund Complex, which may reduce and help manage the risks of operational errors.

The costs incurred to prepare for and effect the Reorganization will be borne by FPA, and the Reorganization is not expected to result in any increase in ongoing shareholder fees or expenses. In addition, the Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and FPA will continue to manage the Acquired Fund as a series of Northern Lights Trust.

After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendations of FPA, the Board has approved the Reorganization and the solicitation of the Acquired Fund’s shareholders to approve the Plan.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call 1-800-982-4372. If you were a shareholder of record of the Acquired Fund as of the close of business on January 19, 2024, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card or voting by telephone or Internet as described herein.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card, which includes voting by mail, calling the toll-free number on your proxy card to vote by telephone or Internet voting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Northern Lights Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date up until the time of the Special Meeting through the toll-free number listed in the enclosed voting instructions or by submitting a later dated proxy card.

Thank you for taking the time to consider this important proposal and for your continuing investment in the FPA Global Equity ETF.

If you have questions, please do not hesitate to email FPA at crm@fpa.com.

Sincerely,

Brian Curley

Brian Curley

President

NORTHERN LIGHTS FUND TRUST III

FPA Global Equity ETF
225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

1-800-982-4372

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 18, 2024

Northern Lights Fund Trust III, a Delaware statutory trust (the “Northern Lights Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the FPA Global Equity ETF, a series of the Northern Lights Trust (the “Acquired Fund”), on March 18, 2024, at the offices of Northern Lights Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, at 10:00 a.m. local time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the FPA Global Equity ETF (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust III (formerly, FPA Funds Trust) (the “IMST Trust”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund in proportion to the shareholders’ respective holdings of shares of the Acquired Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Only shareholders of record of the Acquired Fund at the close of business on January 19, 2024, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone, or by the Internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Northern Lights Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date up until the time of the Special Meeting through the toll-free number or submitting a later dated proxy card.

By Order of the Board of Trustees of Northern Lights Fund Trust III

Brian Curley

Brian Curley

President

NORTHERN LIGHTS FUND TRUST III

FPA Global Equity ETF
225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

1-800-982-4372

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of the FPA Global Equity ETF (the “Acquired Fund”), a series of Northern Lights Fund Trust III (the “Northern Lights Trust”), at the special meeting of the Acquired Fund’s shareholders (“Special Meeting”), and a registration statement for the FPA Global Equity ETF (the “Acquiring Fund”), a corresponding newly created shell series of Investment Managers Series Trust III (formerly, FPA Funds Trust) (“IMST Trust”). This combined proxy/registration statement is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by the Northern Lights Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization between the Northern Lights Trust and IMST Trust (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). The Acquiring Fund is designed to be identical from an investment perspective to the Acquired Fund. The investment objective and strategies of the Acquiring Fund and the Acquired Fund are the same and the investment policies are substantially similar, as further described in the attached Proxy Statement/Prospectus.

The Proxy Statement contains the information that shareholders of the Acquired Fund should know before voting on this proposal. You are receiving this Proxy Statement because you own shares of the Acquired Fund and are entitled to vote at the Special Meeting. We are sending this document to you for your use in deciding whether to approve this proposal. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Approval of the shareholders of the Acquired Fund is needed to proceed with the proposal. The Special Meeting will be held on March 18, 2024 to consider the proposal. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and FPA will continue to manage the Acquired Fund as a series of Northern Lights Trust.

Question: Why is the Reorganization being recommended?

First Pacific Advisors, LP (“FPA”) serves as the investment advisor to the Acquired Fund. In connection with FPA’s longer-term strategic objectives, FPA has proposed, and the Board of Trustees of the Northern Lights Trust (the “Board”) has approved, that the Acquired Fund be reorganized into the Acquiring Fund. FPA believes that the Reorganization can bring meaningful benefits to the Acquired Fund’s shareholders by joining IMST Trust, a multi-series trust sponsored by Mutual Fund Administration, LLC and UMB Fund Services, Inc. Currently, FPA serves as investment advisor to five other series of IMST Trust (the “FPA Fund Complex”). If the Plan is approved by shareholders of the Acquired Fund and the Reorganization is completed, FPA will continue to serve as the investment advisor for the Acquiring Fund and the same portfolio managers will continue to be responsible for the day-to-day management of the Acquiring Fund. FPA believes that the Reorganization will allow FPA to dedicate more time and resources to the management of the FPA Fund Complex and achieve operational efficiencies by focusing more efficiently the time and resources FPA currently spends on administering and overseeing different service providers for its portfolios and standardizing workflows across the FPA Fund Complex, which may reduce and help manage the risks of operational errors.

Question: Who will manage the Acquiring Fund?

Answer: Currently, FPA is the investment advisor to the Acquired Fund and provides day-to-day portfolio management services to the Acquired Fund. If the Reorganization is completed, FPA will become the investment advisor to the Acquiring Fund and will become responsible for the day-to-day management of the Acquiring Fund’s portfolio. The current portfolio managers for the Acquired Fund will also serve as portfolio managers for the Acquiring Fund. The Reorganization is not expected to change the way your investment assets are managed.

Question: How will the Reorganization work?

Answer: Subject to the approval of the shareholders of the Acquired Fund and pursuant to the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Acquired Fund will then liquidate by distributing the shares it receives from the Acquiring Fund to the shareholders of the Acquired Fund. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each shareholder will hold a number of shares of beneficial interest of the Acquiring Fund equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholder immediately prior to the Reorganization. If the Plan is carried out as proposed the Reorganization is not generally expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement for a detailed explanation of the proposal.

If the Plan is approved by shareholders of the Acquired Fund at the Special Meeting, the Reorganization presently is expected to be effective after the close of business (i.e., 4:00 p.m. Eastern time) on or about April 5, 2024.

Question: How will the Reorganization affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has the same investment objective and investment strategies, and substantially similar investment policies as the Acquired Fund, as further described in the attached Proxy Statement. FPA will become the investment advisor to the Acquiring Fund, and the portfolio managers of the Acquired Fund will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio after the Reorganization. The primary differences will be (1) the Acquiring Fund will be a series of IMST Trust instead of the Northern Lights Trust, (2) the Acquiring Fund will be governed by a different board of trustees than the Acquired Fund, and (3) the Acquiring Fund will have different service providers who provide services to the Acquiring Fund. Details on the changing service providers can be found in the question “Will the Board and Service Providers Change?” further below.

Immediately after the Reorganization each shareholder will hold a number of shares of beneficial interest of the Acquiring Fund equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholder immediately prior to the Reorganization. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Acquired Fund will not be diluted. The Reorganization generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes.

Question: Will there be any portfolio repositioning or other costs in connection with the Reorganization?

Answer: The Acquired Fund and the Acquiring Fund do not expect any portfolio repositioning (i.e., sale of securities) or other associated costs, such as brokerage commissions incurred from the sale of securities, in connection with the Reorganization. However, if any such portfolio repositioning were to occur, such costs would be borne by FPA.

Question: Will the shares held by the Acquired Fund shareholders continue to be listed on the Chicago Board Options Exchange (CBOE) following the Reorganization?

Answer: Yes. The Acquiring Fund shares will continue to be listed and trade on the Chicago Board Options Exchange following the Reorganization.

Question: Do the Funds have the same investment objective, investment strategies and risks?

Answer: The Acquiring Fund has the same investment objective and investment strategies as the Acquired Fund, and substantially similar risks.

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Acquired Fund?

Answer: The Acquiring Fund will pay the same annual advisory fee rate to FPA as paid by the Acquired Fund. The total annual fund operating expenses for the Acquiring Fund before fee waivers and expense reimbursement are anticipated to be lower than those for the Acquired Fund before fee waivers and expense reimbursement. In addition, FPA has previously agreed to contractually limit total net annual fund operating expenses to 0.49% of the Acquired Fund’s average daily net assets through January 31, 2026. With respect to the Acquiring Fund, FPA has also agreed to contractually limit total annual fund operating expenses to 0.49% of the Acquiring Fund’s average daily net assets, which is the same level that will be in effect for the Acquired Fund at the time of Reorganization, through January 31, 2026. With respect to both the Acquired Fund and the Acquiring Fund, FPA may recoup these fee waivers and expense reimbursements from the Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. Each agreement may only be terminated before its expiration date by the Board of Trustees of the relevant Trust. If the Reorganization is completed, FPA may seek reimbursement from the Acquiring Fund of fees waived or payments made by FPA to the Acquired Fund prior to the Reorganization for a period ending three years after the date of the waiver or payment if such recoupment can be achieved within the lesser of the foregoing expense limit and the expense limits in place at the time of the recoupment.

Question: What is the tax impact on my investment?

Answer: The Reorganization generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will obtain an opinion of counsel regarding the federal income tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at https://www.sec.gov.

Question: Who will benefit from the Reorganization?

Answer: If shareholders approve the Reorganization, FPA will continue as the investment advisor to the Acquiring Fund and will receive investment advisory fees from the Acquiring Fund.

Question: What will happen if the Plan is not approved?

Answer: If the shareholders of the Acquired Fund do not approve the proposed Reorganization of the Acquired Fund, then the Reorganization will not be implemented and FPA will continue to manage the Acquired Fund as a series of Northern Lights Trust.

Question: Will the Board and Service Providers Change?

Answer: The Northern Lights Trust and IMST Trust have different boards of trustees differing arrangements for administration, fund accounting, distribution services, transfer agency, audit services, and custody. These third party service arrangements are provided to the Northern Lights Trust and IMST Trust by the following:

	Northern Lights Trust	IMST Trust
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio, 45246	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 West Galena Street Milwaukee, Wisconsin 53212
Fund Accounting Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio, 45246	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street Suite 100 Elkorn, Nebraska 68022	UMB Distribution Services, LLC 235 West Galena Street Milwaukee, Wisconsin 53212
Transfer Agent	State Street Bank and Trust Co. One Lincoln Street Boston, Massachusetts 02111	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Auditor	Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, California 92626	Tait, Weller & Baker LLP 50 South 16th Street Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	State Street Bank and Trust Co. One Lincoln Street Boston, Massachusetts 02111	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Legal Counsel	Thompson Hine LLP 41 South High Street 17th Floor Columbus, Ohio 43215	Morgan, Lewis & Bockius LLP 600 Anton Boulevard Suite 1800 Costa Mesa, California 92626

Question: What action has the Board taken?

Answer: After careful consideration and upon the recommendation of FPA, the Board unanimously approved the Plan and authorized the solicitation of proxies on the proposal.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: The Acquired Fund will not incur any expenses in connection with the Reorganization. The direct costs associated with the proposed Reorganization, including the costs associated with the Special Meeting, will be borne by FPA regardless of whether the Reorganization is completed. No indirect expenses are anticipated as part of the Reorganization.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll-free number found on your proxy card or by Internet. You may also use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question: Who do I call if I have questions?

Answer: Please call 1-800-967-5074 if you have any questions regarding the Reorganization. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

COMBINED PROXY STATEMENT AND PROSPECTUS

January 30, 2024

FOR THE REORGANIZATION OF

FPA Global Equity ETF

a series of Northern Lights Fund Trust III
225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

1-800-982-4372

INTO

FPA Global Equity ETF,

a series of Investment Managers Series Trust III

(formerly FPA Funds Trust)
235 West Galena Street

Milwaukee, Wisconsin 53232

1-800-982-4372

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust III (the “Northern Lights Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the FPA Global Equity ETF, a series of the Northern Lights Trust (the “Acquired Fund”), to be held at the offices of Northern Lights Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on March 18, 2024 at 10:00 a.m. local time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all of the assets of the Acquired Fund to the FPA Global Equity ETF (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust III (formerly FPA Funds Trust) (“IMST Trust”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund in proportion to the shareholders’ respective holdings of shares of the Acquired Fund.

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Northern Lights Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or by submitting a later dated proxy card.

The Acquired Fund is a series of the Northern Lights Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The Acquiring Fund is a newly created series of IMST Trust, an open-end management investment company registered with the SEC, and also organized as a Delaware statutory trust.

The following Acquired Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•	Prospectus and Statement of Additional Information of the Acquired Fund, each dated February 1, 2024 filed with the SEC on January 29, 2024 (Accession No. 0001580642-24-000578); and

•	Annual Report to Shareholders of the Acquired Fund dated September 30, 2023, filed with the SEC on December 1, 2023 (Accession No. 0001580642-23-006430).

The Acquired Fund’s Prospectus dated February 1, 2024, and Annual Report to Shareholders for the fiscal year ended September 30, 2023, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Northern Lights Trust or by calling 1-(800) 982-4372.

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated January 30, 2024 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 1-800-982-4372. The Northern Lights Trust expects that this Proxy Statement will be mailed to shareholders on or about February 5, 2024.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be Held on March 18, 2024. This Proxy Statement is available on the Internet at vote.proxyonline.com/fpa/docs/FPAG2024.pdf. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call 1-800-967-5074. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Date: January 30, 2024

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

Table of Contents

I.	Proposal – To Approve the Agreement and Plan of Reorganization		10
A.	Overview		10
B.	Comparison Fee Tables and Examples		12
C.	The Funds’ Investment Objectives and Principal Investment Strategies		13
D.	Comparison of Investment Restrictions		14
E.	Comparison of Investment Advisory Agreements		16
F.	Comparison of Distribution, Purchase and Redemption, and Distribution Plan		19
G.	Comparison of Principal Investment Risks		20
H.	Key Information About the Reorganization		28
	1.	Agreement and Plan of Reorganization	28
	2.	Description of the Acquiring Fund’s Shares	29
	3.	Board Considerations Relating to the Proposed Reorganization	29
	4.	Federal Income Tax Consequences	31
	5.	Comparison of Forms of Organization and Shareholder Rights	32
	6.	Capitalization	34
I.	Additional Information about the Funds		35
	1.	Past Performance of the Acquired Fund	35
	2.	Investment Advisors and Portfolio Managers	36
	3.	Trustees and Service Providers for the Acquired Fund and Acquiring Fund	37
II.	Voting Information		39
A.	General Information		39
B.	Method and Cost of Solicitation		40
C.	Right to Revoke Proxy		40
D.	Voting Securities and Principal Holders		40
E.	Interest of Certain Persons in the Transaction		41
III.	Miscellaneous Information		41
A.	Other Business		41
B.	Next Meeting of Shareholders		41
C.	Legal Matters		42
D.	Auditors		42
E.	Information Filed with the SEC		42
	APPENDIX A – Form of Agreement and Plan of Reorganization		A-1
	APPENDIX B – More Information about the Acquiring Fund		B-1
	APPENDIX C – Financial Highlights of the Acquired Fund		C-1
	APPENDIX D – Supplemental Financial Information		D-1

I.	Proposal – To Approve the Agreement and Plan of Reorganization

A.	Overview

First Pacific Advisors, LP (“FPA” or the “Advisor”) serves as the investment advisor to the Acquired Fund. In connection with FPA’s longer-term strategic objectives, FPA has proposed, and the Board (the “Board”) of Northern Lights Fund Trust III (the “Northern Lights Trust”) has approved, the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”), a newly created shell series of Investment Managers Series Trust III (formerly, FPA Funds Trust) (“IMST Trust”). The Acquired Fund and the Acquiring Fund are each sometimes referred to below as a “Fund” and collectively, as the “Funds.”

FPA believes that the Reorganization can bring meaningful benefits to the Acquired Fund’s shareholders by joining IMST Trust, a multi-series trust sponsored by Mutual Fund Administration, LLC and UMB Fund Services, Inc. Currently, FPA serves as investment advisor to five other series of IMST Trust (the “FPA Fund Complex”). If the Plan is approved by shareholders of the Acquired Fund and the Reorganization is completed, FPA will continue to serve as the investment advisor for the Acquiring Fund and the same portfolio managers will continue to be responsible for the day-to-day management of the Acquiring Fund. FPA believes that the Reorganization will allow FPA to dedicate more time and resources to the management of the FPA Fund Complex and achieve operational efficiencies by focusing more efficiently the time and resources FPA currently spends on administering and overseeing different service providers for its portfolios and standardizing workflows across the FPA Fund Complex, which may reduce and help manage the risks of operational errors.

The Board, including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Northern Lights Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), believes that the Reorganization is in the best interests of the Acquired Fund and its shareholders. The Board approved the Reorganization at the November 21, 2023 meeting, subject to the approval of the Acquired Fund’s shareholders. If shareholders approve the Reorganization, then all of the assets of the Acquired Fund will be transferred to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund. In connection with the Reorganization, shareholders of the Acquired Fund will receive a number of corresponding Acquiring Fund shares equal in value to the aggregate net asset value of the Acquired Fund shares held as of the closing of the Reorganization.

The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are the same, as described in more detail below. The investment policies and principal investment risks of the Acquired Fund and Acquiring Fund are substantially similar. Following the Reorganization of the Acquired Fund, FPA will serve as the Acquiring Fund’s investment advisor and will be responsible for the day-to-day management of the Acquiring Fund’s portfolio. Each portfolio manager for the Acquired Fund will continue to serve as a portfolio manager for the Acquiring Fund following the Reorganization. The Reorganization is not expected to change the way your investment assets are managed.

The Northern Lights Trust is a multiple series trust that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. As of September 30, 2023, the Northern Lights Trust consisted of multiple portfolios representing approximately $7.1 billion in assets. IMST Trust is a multiple series trust that offers a number of portfolios managed by FPA. As of December 31, 2023, IMST Trust consisted of multiple portfolios representing approximately $19.6 billion in assets. The Northern Lights Trust and IMST Trust have different boards of trustees as well as arrangements with respect to fund accounting, custody, administration, transfer agency, audit and distribution services. Information about the boards of trustees and the various service providers for the Funds can be located under the heading “Trustees and

Service Providers for the Acquired Fund and Acquiring Fund” beginning on page 37 of the Proxy Statement.

The Northern Lights Trust believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by IMST Trust and the Northern Lights Trust of an opinion to such effect from Morgan Lewis & Bockius LLP, tax counsel to the IMST Trust. If the Reorganization so qualifies, the transfer of assets, the assumption of liabilities, and the receipt of Acquiring Fund shares in the Reorganization is generally not expected to result in the recognition of gain or loss by the Acquired Fund and its shareholders for federal income tax purposes.

Furthermore, the Acquired Fund will not pay for the costs of the Reorganization and the Special Meeting. FPA will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, FPA also may solicit proxies, without special compensation, by telephone or otherwise. FPA will pay these costs regardless of whether the Reorganization is consummated.

The Board, including a majority of the Trustees who are not interested persons of the Acquired Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. In approving the Reorganization, the Board considered, among other things: (1) the terms of the Reorganization; (2) that the investment objectives and strategies of the Acquired Fund and the Acquiring Fund are the same, and the investment policies and principal investment risks are substantially similar; (3) that FPA will continue to serve as investment advisor to the Acquiring Fund and each portfolio manager for the Acquired Fund will continue to serve as a portfolio manager for the Acquiring Fund following the Reorganization; (4) the governing documents of IMST Trust, noting the fact that there would not be material differences between the rights of the shareholders of the Acquired Fund as compared to their rights when they become shareholders of the Acquiring Fund; (5) that the Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquired Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization; (6) that the Acquired Fund and Acquiring Fund have the same management fee; (7) that the total annual fund operating expenses for the Acquiring Fund before fee waivers and expense reimbursement are anticipated to be lower than those for the Acquired Fund before fee waivers and expense reimbursement, and that FPA has agreed to contractually limit total annual fund operating expenses to 0.49% of the Acquiring Fund’s average daily net assets through January 31, 2026, which is the same level that will be in effect for the Acquired Fund at the time of Reorganization; (8) that the Reorganization would allow Acquired Fund shareholders who wish to continue to invest in an exchange-traded fund managed in substantially the same manner as the Acquired Fund to do so; (9) that FPA, and not the Acquired Fund, will bear all costs of the Reorganization; (10) that the Reorganization will be submitted to the shareholders of the Acquired Fund for their approval; (11) that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may sell their Acquired Fund shares before the Reorganization; (12) that the Acquired Fund may benefit from being part of the FPA Fund Complex by experiencing efficiencies in the management and oversight of the FPA Fund Complex; and (13) the quality of the service providers for the Acquiring Fund.

After considering FPA’s presentation and recommendation to the Board during a meeting held on November 21, 2023, the Board, based on these considerations, approved the solicitation of shareholders of the Acquired Fund to vote on the Plan, the form of which is attached to this Proxy Statement in Appendix A.

B.	Comparison Fee Tables and Examples

The following shows the fees and expenses for the Acquired Fund based on the Acquired Fund’s assets as of September 30, 2023. Only pro forma information is provided for the Acquiring Fund because it will not commence operations until the Reorganization is completed. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Other Expenses shown for the Acquiring Fund are estimates.

Fees and Expenses
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Acquired Fund	Acquiring Fund (Pro forma)
Management Fees	0.70%	0.70%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.47%	0.40%[1]
Total Annual Fund Operating Expenses	1.17%	1.10%
Fee Waiver and Expense Reimbursement	(0.68%)[2]	(0.61%)[3]
Total Annual Fund Operating Expenses	0.49%	0.49%

[1]	“Other Expenses” for the Acquiring Fund have been estimated for the current fiscal year. Actual expenses may differ from estimates.

[2]	FPA has contractually agreed to limit Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor)), to 0.49% of the Acquired Fund’s average daily net assets through January 31, 2026. FPA may recoup any operating expenses in excess of these limits from the Acquired Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated by the Board of Trustees of Northern Lights Fund Trust only on 60 days’ written notice to FPA.

[3]	FPA has contractually agreed to limit Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor)), to 0.49% of the Acquiring Fund’s average daily net assets through January 31, 2026. These fee waivers and expense reimbursements are subject to possible recoupment by FPA from the Acquiring Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. In addition, FPA may seek reimbursement from the Acquiring Fund of fees waived or payments made by FPA to the Acquired Fund prior to the Acquired Fund’s reorganization for a period ending three years after the date of the waiver or payment if such recoupment can be achieved within the lesser of the foregoing expense limit and the expense limits in place at the time of the recoupment. This agreement may only be terminated before its expiration date by the IMST Trust Board.

Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then sell all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. The example reflects each Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you sell your shares:

	One Year	Three Years	Five Years	Ten Years
Acquired Fund	$50	$233	$508	$1,295
Acquiring Fund (Pro forma)	$50	$225	$484	$1,227

C.	The Funds’ Investment Objectives and Principal Investment Strategies

The investment objective and investment strategies of the Acquired Fund and the Acquiring Fund are the same, and the principal investment risks, limitations and restrictions are substantially similar. Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Comparison of Investment Objectives

The investment objective of the Acquired Fund and the Acquiring Fund are the same. Both seek to provide long-term growth of principal and income. Each Fund’s investment objective is non-fundamental and may be changed by the respective Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Comparison of Principal Investment Strategies

Each Fund seeks to achieve its investment objective by using the following strategies:

Although the Fund has adopted a policy to invest, under normal circumstances, at least 80% of its assets in equity securities, the Advisor expects to invest, under normal circumstances, at least 95% of the Fund’s assets in equity securities. The Fund invests primarily in publicly traded common stocks of mid- and large-cap U.S. and non-U.S. companies, including companies in emerging market countries.  The Fund defines mid- and large-cap companies to be those with market capitalizations equal to or greater than $10 billion at the time of initial purchase. These securities may be traded on major stock exchanges, regional stock exchanges, over-the-counter markets and other quotation systems. Under normal circumstances, the Fund expects to invest at least 40% of its total assets in equity securities of non-U.S. issuers (i.e., if the issuer is headquartered outside the United States, if at least 50% of its assets are outside the United States, or if at least 50% of its gross income is from non-U.S. sources). The equity securities held by the Fund may include common stocks and preferred stocks, and depositary receipts (including those paying dividends).

The Advisor manages the Fund’s portfolio according to its Contrarian Value Equity Strategy, which seeks to invest in companies that currently appear out of favor or are undervalued by the stock market, including those mired in bad news according to media headlines, but have a favorable outlook for long-term total return (growth of principal and income) in the Advisor’s estimation over five to ten years. The Advisor conducts deep research into the underlying financial condition and prospects of individual companies, including potential future earnings, cash flow, and dividends to shareholders. The Advisor consults with Wall Street professionals, industry consultants and the target company’s customers, competitors and executives to understand the company’s potential. The Advisor may, as part of its research, review current and historic SEC filings, conference call transcripts, and relevant periodicals to gain a full picture of the company.

After identifying target companies for the Fund, the Advisor selects the companies the equity securities of which are offered at a “substantial discount” to the Advisor’s estimation of the company’s worth or intrinsic value. In seeking a “substantial discount,” the Advisor looks for genuine bargains by seeking securities it believes have a compelling economic risk/reward proposition on an absolute basis rather than relative to companies in the same industry, or a comparative index or benchmark. The Advisor may sell a security if its market price exceeds the Advisor’s estimate of its intrinsic value, if its economic risk/reward proposition is no longer compelling or less compelling than that of other investments identified by the Advisor. In seeking to achieve the Fund’s investment objective, the Advisor may, at times, accept market volatility in the Fund’s share price and short-term Fund underperformance.

D.	Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of the Acquired Fund and the Acquiring Fund are set forth in the following table. Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund, which, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The fundamental limitations of the Acquired Fund and the Acquiring Fund are substantially similar and may only be changed with shareholder approval. Any differences between the Funds’ policies are not expected to materially impact the operation of the Funds.

Policy	Acquired Fund’s Fundamental Investment Policies	Acquiring Fund’s Fundamental Investment Policies
Issuing Senior Securities and Borrowing

The Fund may not issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder.

The Fund may not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Policy	Acquired Fund’s Fundamental Investment Policies	Acquiring Fund’s Fundamental Investment Policies
Margin Purchases and Underwriting	The Fund may not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. This limitation does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

The Fund does not have a similar fundamental investment policy regarding Margin Purchases.

The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.

Real Estate	The Fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).	The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs)).
Concentration	The Fund may not invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.	The Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).
Commodities	The Fund may not purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.	The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into future contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Policy	Acquired Fund’s Fundamental Investment Policies	Acquiring Fund’s Fundamental Investment Policies
Loans	The Fund may not make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.	The Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Funds have the following non-fundamental policies, which may be changed without a shareholder vote.

Policy	Acquired Fund’s Non-Fundamental Investment Policies	Acquiring Fund’s Non-Fundamental Investment Policies
Illiquid Investments	No corresponding non-fundamental limitation for the Acquired Fund. Although the Acquired Fund does not have a corresponding non-fundamental policy, the Acquired Fund may not invest more than 15% of its net assets in illiquid securities.

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

E.	Comparison of Investment Advisory Agreements

FPA serves as the investment advisor to the Acquired Fund pursuant to an investment advisory agreement between the Northern Lights Trust, on behalf of the Acquired Fund, and FPA (the “Investment Advisory Agreement”). The Investment Advisory Agreement described the services FPA provides to the Acquired Fund, which generally include investment research and management for the Acquired Fund and the purchase and sale of securities for the Acquired Fund’s portfolio.

Under the terms of the Investment Advisory Agreement, FPA is not liable to the Northern Lights Trust for any error of judgment or mistake of law or for any loss suffered by FPA or the Northern Lights Trust in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty by FPA with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, breach of fiduciary duty or gross negligence on FPA’s part in the performance of its duties or from reckless disregard by FPA of its duties under the Investment Advisory Agreement. The Investment Advisory Agreement may be terminated by the Northern Lights Trust at any time as to the Acquiring Fund, without the payment of any penalty, upon giving FPA 60 days’ notice, provided that such termination by the Northern Lights Trust shall be directed or approved (x) by the vote of a majority of the Trustees of the Northern Lights Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Acquired Fund at the time outstanding and entitled to vote, or (y) by FPA on 60 days’ written notice. The Investment Advisory Agreement will immediately terminate in the event of its assignment.

The Investment Advisory Agreement was approved at a meeting of the Board on October 21, 2021. The Investment Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of the Board or the vote of a majority of the outstanding shares of the Acquired Fund. The Investment Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Board or by FPA, or by holders of a majority of the Acquired Fund’s outstanding shares. The Investment Advisory Agreement shall terminate automatically in the event of its assignment.

Pursuant to the Investment Advisory Agreement, FPA receives an annual investment advisory fee equal to 0.70% of the Acquired Fund’s average daily net assets. For its services as investment advisor to the Acquired Fund, FPA received the following fees:

	Advisory Fees Accrued	Advisory Fees (Reduced) or Reimbursed	Advisory Fees Retained by Advisor	Amount Subject to Recoupment by Advisor
For the fiscal year ended September 30, 2023	$226,889	$222,147	$4,742	$222,147*
For the period ended September 30, 2022	$86,986	$86,986	$0	$219,057*

*During the year ended September 30, 2023, and the period ended September 30, 2022, the Advisor reimbursed $0 and $132,071 in expenses, respectively, in addition to the advisory fees reimbursed in the table above.

A discussion summarizing the basis of the Board’s approval of the Investment Advisory Agreement is included in the Acquired Fund’s semi-annual report to shareholders dated March 31, 2022.

With respect to the Acquired Fund, FPA has contractually agreed to limit total annual fund operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor)), to 0.49% of the Acquired Fund’s average daily net assets through January 31, 2026. FPA may recoup any operating expenses in excess of these limits from the Acquired Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated by the Board only on 60 days’ written notice to FPA.

Similar to the current Investment Advisory Agreement between the Northern Lights Trust and FPA, the new investment advisory agreement between FPA and IMST Trust (the “New FPA Investment Advisory Agreement”) describes the services FPA will provide to the Acquiring Fund, which are similar to the services currently provided by FPA to the Acquired Fund. Under the New FPA Investment Advisory Agreement, FPA will provide investment research and management for the Acquiring Fund and for the purchase and sale of securities for the Acquiring Fund’s portfolio.

Under the terms of the New FPA Investment Advisory Agreement, FPA is not liable to the IMST Trust for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Acquiring Fund, except for liability resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason or reckless disregard of its obligations and duties thereunder. The New FPA Investment Advisory Agreement may be terminated by the IMST Trust at any time as to the Acquiring Fund, without the payment of any penalty, upon giving FPA 60 days’ notice, provided that such termination by the IMST Trust shall be directed or approved (x) by the vote of a majority of the Trustees of the IMST Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Acquiring Fund at the time outstanding and entitled to vote, or (y) by FPA on 60 days’ written notice. In addition, as with the Investment Advisory Agreement, the New FPA Investment Advisory Agreement will terminate automatically upon its assignment.

If the Reorganization is approved by the shareholders of the Acquired Fund, the New FPA Investment Advisory Agreement would continue in force with respect to the Acquiring Fund for a period of two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of the board of trustees or the vote of a majority of the outstanding shares of the Acquiring Fund. The New FPA Investment Advisory Agreement may be terminated without penalty on 60 days’ written notice to the other party by a vote of a majority of the board of trustees or by FPA, or by holders of a majority of the Acquiring Fund’s outstanding shares.

Pursuant to the New FPA Investment Advisory Agreement, FPA will receive an annual investment advisory fee equal to 0.70% of the Acquiring Fund’s average daily net assets, which is the same fee FPA currently receives under the Investment Advisory Agreement.

A discussion summarizing the basis of the IMST Trust board’s approval of the New FPA Investment Advisory Agreement will be included in the Acquiring Fund’s annual report to shareholders dated September 30, 2024.

FPA has contractually agreed to limit Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor)), to 0.49% of the Acquiring Fund’s average daily net assets through January 31, 2026. These fee waivers and expense reimbursements are subject to possible recoupment by FPA from the Acquiring Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. In addition, FPA may seek reimbursement from the Acquiring Fund of fees waived or payments made by FPA to the Acquired Fund prior to the Acquired Fund’s reorganization for a period ending three years after the date of the waiver or payment if such recoupment can be achieved within the lesser of the foregoing expense limit and the expense limits in place at the time of the recoupment. This agreement may only be terminated by the IMST Trust Board.

F.	Comparison of Distribution, Purchase and Redemption, and Distribution Plan

Set forth below is a comparison of distribution, purchase and redemption, and the Funds’ distribution plan. Additional information regarding the Acquiring Fund’s shares is included in Appendix B.

Distributions and Dividend Reinvestment Plan

The Funds distribute their net investment income quarterly and their net realized capital gains at least annually, if any.

No dividend reinvestment service is provided by the Funds. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Funds for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Purchase and Redemption

The Funds issue and redeem shares on a continuous basis, at net asset value, only in large, specified blocks of Shares (each, a “Creation Unit”). The Funds’ shares are generally not individually redeemable securities, except when aggregated as Creation Units. Shares of the Acquired Fund are listed and traded on the Chicago Board Options Exchange under the ticker symbol “FPAG” and shares of the Acquiring Fund will be listed and traded on the Chicago Board Options Exchange under the ticker symbol “FPAG”. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of each Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, a Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of a Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

Recent information regarding the Acquired Fund, including the Acquired Funds’ net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at https://fpag.fpa.com. Information regarding the Acquiring Fund will be available online at https://fpag.fpa.com after the Closing of the Reorganization.

Distribution Plans

The Northern Lights Trust, with respect to the Acquired Fund, has adopted a Master Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) for Shares pursuant to which the Acquired Fund is authorized to pay the distributor, as compensation for the distributor’s account maintenance services under the Rule 12b-1 Plan. The Board has approved a distribution and shareholder servicing fee at the rate of up to 0.25% of the Acquired Fund’s average daily net assets. Such fees are to be paid by the Acquired Fund quarterly, or at such other intervals as the Board shall determine. Such fees are based upon the Acquired Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Acquired Fund may pay fees to the distributor at a lesser rate, as agreed upon by the Board and the distributor. The Rule 12b-1 Plan authorizes payments to the distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others to provide these services and paying compensation for these services. The Acquired Fund will bear its own costs of distribution with respect to its shares. The Rule 12b-1

Plan was adopted in order to permit the implementation of the Acquired Fund’s method of distribution. No fees are currently paid by the Acquired Fund under the Rule 12-1 Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Acquired Fund. During the fiscal year ended September 30, 2023, the Acquired Fund incurred $0 in distribution related fees pursuant to the Rule 12b-1 Plan.

Unlike the Acquired Fund, the Board of IMST Trust has not adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Acquiring Fund.

G.	Comparison of Principal Investment Risks

The table below lists principal risks of the Acquired Fund and the Acquiring Fund. Because the Funds have the same objectives and investment strategies, they are subject to the same principal investment risks, except that the Acquired Fund includes Market and Geopolitical Risk and Limited History of Operations Risk as a principal risks and the Acquiring Fund includes Market Risk, Preferred Stock Risk, Issuer-Specific Changes, Recent Market Events and Cybersecurity Risk as principal risks. The Acquired Fund includes Authorized Participant Risk and Early Close/Trading Halt Risk as principal risks; these risks are included as sub-risks of ETF Structure Risk with respect to the Acquiring Fund.

Acquired Fund	Acquiring Fund
Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares (“Shares”) may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.	See “ETF Structure Risk” below.
Early Close/Trading Halt Risk. The Exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.	See “ETF Structure Risk” below.

Acquired Fund	Acquiring Fund

ETF Structure Risk. The Fund is structured as an ETF and is subject to special risks, including:

•     Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

•     Trading Issues. An active trading market for Shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the trading of Shares being suspended or Shares being delisted. An active trading market for Shares may not be developed or maintained. If Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for Shares.

•     Market Price Variance Risk: The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.

o    In times of market stress, market makers may step away from their role market making in Shares and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

o   The market price of Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the

ETF Structure Risk.  The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

•     Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

•     Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the Fund’s NAV and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

•     Fluctuation of NAV Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that

Acquired Fund	Acquiring Fund

bid and ask price for Shares or in the closing price.

o   When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of Shares and the Fund’s NAV.

o    In stressed market conditions, the market for Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of Shares may, in turn, lead to differences between the market value of Shares and the Fund’s NAV.

supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

•    Market Price Could Vary From NAV Due to Foreign Holdings. The Fund may hold shares of non-U.S. securities traded in local markets that close at a different time than the Exchange. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the Exchange is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. This could lead to differences between the market price of the Fund’s shares and the underlying value of the Fund shares. These differences can be magnified during times of significant market activity.

•    Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of

Acquired Fund	Acquiring Fund

the Fund, it may have difficulty maintaining its listings on the Exchange.

•    Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the NAV of the Fund and the price of its Shares to fluctuate. Equity securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Large-Capitalization Companies Risk. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to	Same as the Acquired Fund.

Acquired Fund	Acquiring Fund
competitive challenges, such as changes in technology and consumer tastes.

Mid-Capitalization Companies Risk. The earnings and prospects of mid-capitalization sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Mid-capitalization companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Mid-Capitalization Companies Risk. The earnings and prospects of mid-capitalization sized companies are more volatile than those of larger companies and they may experience higher failure rates than larger companies. Mid-capitalization companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
Foreign Securities Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.	Same as the Acquired Fund.
Emerging Market Securities Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.	Emerging Market Securities Risk. The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market

Acquired Fund	Acquiring Fund
investments, or the lack thereof, compared to those associated with U.S. companies.
Depositary Receipts Risk. Unsponsored depositary receipts held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer, and there is less information available about unsponsored depositary receipts than sponsored depositary receipts; unsponsored depositary receipts are also not obligated to pass through voting rights to the Fund.

Depositary Receipts Risk. Investing in depositary receipts may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards. Unsponsored depositary receipts held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer, and there is less information available about unsponsored depositary receipts than sponsored depositary receipts; unsponsored depositary receipts are also not obligated to pass through voting rights to the Fund.

No corresponding principal risk factor.	Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.
Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may	See “Market Risk” below.

Acquired Fund	Acquiring Fund
result in market volatility and may have long term effects on financial markets worldwide.
See “Market and Geopolitical Risk” above.	Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, the spread of infectious illness or other public health issues, natural disasters, climate related events, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
Active Management Risk. The Advisor’s judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or not to achieve its investment goal.	Same as the Acquired Fund.
No corresponding principal risk factor.	Issuer-Specific Changes. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
Management Risk. There is a risk that an investment technique used by the Fund’s portfolio manager may fail to produce the intended result.	Same as the Acquired Fund.
Company-Specific Risk. A particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at	Same as the Acquired Fund.

Acquired Fund	Acquiring Fund
the company, or a downturn in its business prospects.
Headline Risk. The Fund may invest in companies that are at the center of controversy because of negative media attention regarding its operations, long-term prospects, or management which may cause short-term underperformance.	Same as the Acquired Fund.
Non-Diversified Risk. Investments focused in sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated. The Fund intends to invest in a variety of securities and instruments, but the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.	Same as the Acquired Fund.
Value Investing Risk. The Advisor’s assessment of a stock’s intrinsic value may never be fully recognized or realized by the market, and a stock judged to be undervalued or overvalued may actually be appropriately priced or its price may decline.	Same as the Acquired Fund.
Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time. Because the Advisor seeks to invest in companies that have a favorable outlook for long-term growth, generally over five to ten years, short-term investors may not reap the full benefits of the Fund’s investment strategy.	Same as the Acquired Fund.
Limited History of Operations Risk. The Fund is a new ETF with a limited history of operations for investors to evaluate.	No corresponding principal risk factor.

Acquired Fund	Acquiring Fund
No corresponding principal risk factor.	Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
No corresponding principal risk factor.	Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

H.	Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement as Appendix A.

1.	Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve the Plan to reorganize the Acquired Fund into the Acquiring Fund. The Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization. If the Plan is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of shares of beneficial interest of the Acquiring Fund with a value equal to the aggregate net asset value of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute the shares of the Acquiring Fund received in exchange for the Acquired Fund’s shares to its shareholders in proportion to the relative net asset value of their holdings of shares of the Acquired Fund by instructing IMST Trust’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with the Reorganization will not be borne by the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of shares of beneficial interest of the Acquiring Fund equal in value to the aggregate value of such shareholder’s shares of the Acquired Fund at the time of the exchange.

Until the Closing, shareholders of the Acquired Fund will continue to be able to sell their shares at the market price on the Chicago Board Options Exchange. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to sell the shares of the Acquiring Fund that they receive in the transaction at the market price on the Chicago Board Options Exchange their then-current NAV per share. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of selling their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to the IMST Trust with respect to certain federal income tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on April 5, 2024, or such other date agreed to by the Northern Lights Trust and IMST Trust.

FPA has agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement. FPA will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the Board or the IMST Trust Board if, among other reasons, the Board or the IMST Trust Board determines that the Reorganization is not in the best interest of its shareholders.

2.	Description of the Acquiring Fund’s Shares

The Acquiring Fund’s shares issued to the shareholders of the Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Individual shares of the Acquiring Fund may only be bought and sold in the secondary market through a broker-dealer at market price.

3.	Board Considerations Relating to the Proposed Reorganization

The Board considered and discussed the Reorganization with representatives of FPA at a meeting held on November 21, 2023, and approved the Reorganization, subject to the approval of the Acquired Fund’s shareholders. In considering the Reorganization, the Board reviewed the proposed Reorganization from the point of view of the interests of the Acquired Fund and its shareholders. The Board considered FPA’s belief that the Reorganization would allow FPA to dedicate more time and resources to the management of the FPA Fund Complex and achieve operational efficiencies by focusing more efficiently the time and resources FPA currently spends on administering and overseeing different service providers for its portfolios and standardizing workflows across the FPA Fund Complex, which may reduce and help manage the risks of operational errors. After careful consideration, the Trustees (including all Trustees who are not “interested persons” of the

Acquired Fund), determined that the Reorganization would be in the best interests of the Acquired Fund and its shareholders, and unanimously approved the Plan.

In approving the proposed Reorganization, the Board (with the advice and assistance of independent counsel) also considered, among other things:

•	the terms of the Reorganization

•	the governing documents of IMST Trust, noting the fact that there would not be material differences between the rights of the shareholders of the Acquired Fund as compared to their rights when they become shareholders of the Acquiring Fund;

•	the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Acquired Fund and its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

•	that the investment objectives and strategies of the Acquired Fund and the Acquiring Fund are the same, and the investment policies and principal investment risks are substantially similar;

•	that FPA will continue to serve as investment advisor to the Acquiring Fund and each portfolio manager of the Acquired Fund will continue to serve as a portfolio manager of the Acquiring Fund following the Reorganization;

•	the Acquired Fund and Acquiring Fund have the same management fee;

•	that the total annual fund operating expenses for the Acquiring Fund before fee waivers and expense reimbursement are anticipated to be lower than those for the Acquired Fund before fee waivers and expense reimbursement, and that FPA has agreed to contractually limit total annual fund operating expenses to 0.49% of the Acquiring Fund’s average daily net assets, which is the same level that will be in effect for the Acquired Fund at the time of the Reorganization, until January 31, 2026;

•	that the Reorganization would allow Acquired Fund shareholders who wish to continue to invest in an exchange-traded fund managed in substantially the same manner as the Acquired Fund to do so;

•	that the Reorganization would not result in the dilution of shareholders’ interests;

•	that FPA, and not the Acquired Fund, will bear all costs of the proposed Reorganization;

•	that the Acquired Fund may benefit from being part of the FPA Fund Complex by experiencing efficiencies in the management and oversight of the FPA Fund Complex;

•	the quality of the service providers for the Acquiring Fund;

•	that the proposed Reorganization will be submitted to the shareholders of the Acquired Fund for their approval; and

•	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may sell their Acquired Fund shares before the Reorganization.

The Board also considered that the proposed Reorganization might provide certain benefits to FPA, particularly that in serving as investment advisor to the Acquiring Fund, FPA will receive fees from the Acquiring Fund for its services.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization as proposed by FPA is in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of the Northern Lights Trust, as defined in the 1940 Act, approved the Reorganization of the Acquired Fund, subject to approval by its shareholders. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the Acquiring Fund and FPA would continue to manage the Acquired Fund as a series of Northern Lights Trust.

4.	Federal Income Tax Consequences

For each year of its existence, the Acquired Fund has had in effect an election to be, and the Northern Lights Trust believes the Acquired Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Northern Lights Trust believes the Acquired Fund has been, and will continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, the Northern Lights Trust and IMST Funds Trust will receive, on behalf of the Acquired Fund and Acquiring Fund, respectively, a tax opinion from Morgan, Lewis & Bockius LLP with respect to the Reorganization substantially to the effect that for federal income tax purposes:

•	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

•	The holding period in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

•	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

•	The aggregate tax basis of the Acquiring Fund shares that each Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•	Each Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and

•	The taxable year of the Acquired Fund will not end as a result of the Reorganization.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Northern Lights Trust, IMST Trust, the Acquired Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss carryforwards of the Acquired Fund. The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Acquired Fund. At September 30, 2023, the Acquired Fund had capital loss carryforwards that are not subject to expiration for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total
$198,743	$ —	$198,743

Although the Northern Lights Trust is not aware of any adverse state income tax consequences, the Northern Lights Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	Comparison of Forms of Organization and Shareholder Rights

Form of Organization. The Northern Lights Trust and IMST Trust are each Delaware statutory trusts governed by their respective Agreement and Declaration of Trust, By-Laws and Board of Trustees. The operations of the Northern Lights Trust and IMST Trust are also governed by applicable state and federal law. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Northern Lights Trust and IMST Trust except differences in rights provided for in the respective governing instruments of these entities, some of which are discussed below.

Shares. The Northern Lights Trust and IMST Trust are each authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.

Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent.

The Northern Lights Trust. Pursuant to the Northern Lights Trust Declaration of Trust, shareholders of the Northern Lights Trust have the power to vote only for the following: (a) the election of Trustees, including the filling of any vacancies in the Board of Trustees; (b) with respect to such additional matters relating to the Northern Lights Trust as may be required by the Northern Lights Trust Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Northern Lights Trust filed with the SEC; and (c) such other matters as the Board of Trustees may consider necessary or desirable.

Except when a larger quorum is required by applicable law, the Northern Lights Trust Declaration of Trust or the By-Laws, thirty-three and one-third percent (33-1/3%) of the shares present in person (or via a virtual meeting, if applicable) or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum at such meeting. When a separate vote by one or more series or classes is required, thirty-three and one-third percent (33-1/3%) of the shares of each such series or class present in person (or via a virtual meeting, if applicable) or represented by proxy and entitled to vote shall constitute a quorum at a shareholder meeting of such series or class. Any lesser number shall be sufficient for adjournments.

On any matters submitted to a vote of the shareholders, all shares of the Northern Lights Trust then entitled to vote shall be voted in aggregate, except: (a) when required by applicable law, shares shall be voted by individual series or class; (b) when the matter involves any action that the Board of Trustees has determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (c) when the matter involves any action that the Board of Trustees has determined will affect the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. A shareholder of record of each share shall be entitled to one vote for each full share, and a fractional vote for each fractional share. There shall be no cumulative voting in the election of Trustees. Shareholders may take any action as to the Northern Lights Trust or any series or class without a meeting if a consent in writing setting forth the action to be taken is signed by the holders of shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.

IMST Trust. Pursuant to the IMST Trust Declaration of Trust, shareholders shall have power to vote only (i) for the election of Trustees as provided in Article III, Section 3.1 of the Declaration of Trust, (ii) with respect to any contract with a contracting party as provided in Article III, Section 3.3 of the Declaration of Trust as to which shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the IMST Trust to the extent and as provided in Article VII, Sections 7.1 and 7.2, (iv) with respect to any amendment of the IMST Trust Declaration of Trust to the extent and as provided in Article VII, Section 7.3, and (v) with respect to such additional matters relating to the IMST Trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the IMST Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of Trustees.

Except as otherwise provided by the 1940 Act or other applicable law, thirty percent of the shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting.

A majority of the shares voted, at a meeting of which a quorum is present, shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Declaration of Trust or the By-Laws. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders of the IMST Trust may be taken without a meeting if a majority of the shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by the 1940 Act or by any express provision of the IMST Trust’s Declaration of Trust or By-Laws) consent to the action in writing and such written consents are filed with the record of the meetings of shareholders.

Shareholder Meetings. Neither the Acquired Fund nor the Acquiring Fund is required to hold an annual shareholder’s meeting under the Delaware Statutory Trust Act or its respective governing instruments unless required by applicable federal law.

Shareholder Liability.  IMST Trust’s governing instruments provide that all persons extending credit to, contracting with or having any claim against the IMST Trust shall look only to the assets of the series of IMST Trust with which such person dealt for payment under such credit, contract, or claim; and neither the shareholders of any series of IMST Trust for the Trustees, nor any of the IMST Trust’s officers, employees or agents, whether past, present or future, nor any other series of IMST Trust shall be personally liable therefor. If any shareholder (or former shareholder) of any series of IMST Trust shall be charged or held to be personally liable for any obligation or liability of the IMST Trust solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or for some other reason, the shareholder or former shareholder shall be indemnified against all loss and expense arising from such liability. The Northern Lights Trust’s governing instruments have no such provisions.

Trustee Liability. Both the Northern Lights Trust and IMST Trust indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Northern Lights Trust and IMST Trust do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

Amendments to Declaration of Trust. The Northern Lights Trust Board may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the Board of Trustees and, if required, by approval of such amendment by shareholders. The IMST Trust Board may amend the IMST Trust Declaration of Trust by an instrument signed by a majority of the IMST Trust Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing the Northern Lights Trust and IMST Trust. It is qualified in its entirety by reference to the respective trust instruments and by-laws.

6.	Capitalization

The following table shows, as of November 30, 2023 (1) the unaudited capitalization of the Acquired Fund, and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the proposed Reorganization as of that date:

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Acquired Fund	$44,588,851	$25.12	1,775,000
Acquiring Fund (Pro forma)	$44,588,851	$25.12	1,775,000

I.	Additional Information about the Funds

1.	Past Performance of the Acquired Fund

Performance Summary

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Acquired Fund by showing the changes in the Acquired Fund’s performance from year to year since inception, and by showing how the Acquired Fund’s average annual total returns for the one-year and since inception periods ended December 31, 2023 compare with those of a broad measure of market performance. The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The Acquired Fund’s performance information is accessible on the Fund’s website at https://fpag.fpa.com or by calling 1-(800) 982-4372.

If the Reorganization is approved, the Acquiring Fund will assume the performance and accounting history of the Acquired Fund.

Calendar-Year Total Return (before taxes) for the Acquired Fund

For each calendar year at NAV

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

Highest Calendar Quarter Return at NAV	12.54%	Quarter Ended 12/31/2022
Lowest Calendar Quarter Return at NAV	(15.60)%	Quarter Ended 6/30/2022

Average Annual Total Returns (for periods ended December 31, 2023)

	One Year	Since Inception (12/16/21)
Return before taxes	29.00%	4.31%
Return after taxes on distributions[1]	28.57%	3.99%
Return after taxes on distributions and sale of Fund shares[1]	17.53%	3.28%
MSCI AC World Index (Net)[2]	22.20%	0.82%

[1]	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]	The MSCI AC World Index (Net) is a stock index designed to track broad global equity-market performance. Maintained by Morgan Stanley Capital International (MSCI), the index comprises the stocks of nearly 3,000 companies from 23 developed countries and 25 emerging markets. Investors cannot invest directly in an index.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2023, the Acquired Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

2.	Investment Advisor and Portfolio Managers

Investment Advisor

First Pacific Advisors, LP, located at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, acts as investment advisor to the Acquired Fund pursuant to an investment advisory agreement since the Acquired Fund’s inception. As of September 30, 2023, FPA manages assets of approximately $23 billion and serves as the investment advisor for other investment companies, including six mutual funds, one closed-end investment company, and more than 40 institutional, sub-advised and private fund accounts. Currently, the personnel of FPA consists of 21 persons engaged full time in portfolio management or investment research in addition to 58 persons engaged full time in trading, administrative, financial, legal, compliance or clerical activities. FPA GP, Inc. is the general partner of FPA and J. Richard Atwood and Steven Romick are directors of FPA GP, Inc. Mr. Romick has a controlling interest in FPA.

The names and principal occupations of each principal executive officer and director of FPA, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, are listed below:

Name	Principal Occupation/Title
J. Richard Atwood	Managing Partner
Steven Romick	Managing Partner and Portfolio Manager
Mark Landecker	Partner and Portfolio Manager
Brian Selmo	Partner and Portfolio Manager
Jeffrey Hancock	Partner
Ryan Leggio	Partner
Abhijeet Patwardhan	Partner and Portfolio Manager
David Brookman	Managing Partner and Chief Operating Officer
Karen Richards	Chief Compliance Officer
Lake Setzler	Chief Financial Officer
Eric Brown	Chief Legal Officer

J. Richard Atwood serves as an Interested Trustee of the Acquiring Fund. Steven Romick, Mark Landecker, and Brian Selmo each serve as a portfolio manager of the Acquired Fund and will serve as a portfolio manager of the Acquiring Fund following the Reorganization. None of FPA’s other principal officers and directors has any position with the Acquired Fund or the Acquiring Fund.

Portfolio Managers

The Acquired Fund is managed on a day-to-day basis by Steven Romick, CFA, Managing Partner of FPA; Mark Landecker, CFA, Partner of FPA; and Brian A. Selmo, CFA, Partner of FPA.

Mr. Romick joined FPA in 1996. Prior to joining FPA, he was chairman of Crescent Management and a consulting security analyst for Kaplan, Nathan & Co. Mr. Romick earned a bachelor’s degree in education from Northwestern University. He is a CFA charterholder.

Mr. Landecker joined FPA in 2009. Prior to joining FPA, he served as portfolio manager at both Kinney Asset Management and Arrow Investments, Inc., and as associate at TD Capital and PricewaterhouseCoopers. Mr. Landecker earned a BBA (with honors) from the Schulich School of Business at York University in Toronto. He is a CFA charterholder.

Mr. Selmo joined FPA in 2008 where he serves as Director of Research in addition to his role as portfolio manager. Prior to joining FPA, Mr. Selmo was founder and managing member of Eagle Lake Capital, LLC and a portfolio manager of its predecessor. Prior to that, he was an analyst at Third Avenue Management and Rothschild, Inc. Mr. Selmo earned a bachelor’s degree in economics (with honors) from The John Hopkins University, where he graduated Phi Beta Kappa. He is a CFA charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Acquired Fund shares.

If the Reorganization is approved, the Messrs. Romick, Landecker and Selmo will serve as the portfolio managers of the Acquiring Fund.

3.	Trustees and Service Providers for the Acquired Fund and Acquiring Fund

The Northern Lights Trust and IMST Trust are operated by their respective board of trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of trustees.

Trustees of the Northern Lights Trust

The Northern Lights Trust Board has four trustees, none of whom are considered “interested persons,” as that term is defined under the 1940 Act, of Northern Lights Trust. The following individuals comprise the Northern Lights Trust Board: Patricia Luscombe, John V. Palancia, Mark H. Taylor, and Jeffery D. Young.

Trustees of IMST Trust

The IMST Trust Board has five trustees, two of whom are considered “interested persons,” as that term is defined under the 1940 Act, of IMST Trust. The following individuals comprise the IMST Trust Board: Sandra Brown, Robert F. Goldrich, John P. Zader, J. Richard Atwood (Interested Trustee) and Maureen Quill (Interested Trustee).

Service Providers

The following chart describes the service providers to the Acquired Fund and the Acquiring Fund:

	Northern Lights Trust	IMST Trust
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio, 45246	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 West Galena Street Milwaukee, Wisconsin 53212
Fund Accounting Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio, 45246	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street Suite 100 Elkorn, Nebraska 68022	UMB Distribution Services, LLC 235 West Galena Street Milwaukee, Wisconsin 53212
Transfer Agent	State Street Bank and Trust Co. One Lincoln Street Boston, Massachusetts 02111	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Auditor	Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, California 92626	Tait, Weller & Baker LLP 50 South 16th Street Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	State Street Bank and Trust Co. One Lincoln Street Boston, Massachusetts 02111	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Legal Counsel	Thompson Hine LLP 41 South High Street 17th Floor Columbus, Ohio 43215	Morgan, Lewis & Bockius LLP 600 Anton Boulevard Suite 1800 Costa Mesa, California 92626

II.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Acquired Fund. The Special Meeting will be held at the offices of Northern Lights Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on March 18, 2024 at 10:00 a.m. local time.

You may vote in one of the following ways:

•	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);

•	Vote online at vote.proxyonline.com using the control number found on your proxy card;

•	call the toll-free number 1-888-227-9349 to reach an automated touchtone voting line; or

•	call the toll-free number 1-800-967-5074 to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Acquired Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on January 19, 2024 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Acquired Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Acquired Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization of the Acquired Fund will not be implemented and FPA will continue to manage the Acquired Fund as a series of Northern Lights Trust.

Adjournments

If a quorum of shareholders of the Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Acquired Fund may be adjourned from time to time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting of the Acquired Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Acquired Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Northern Lights Trust does not expect to receive broker non-votes.

Assuming the presence of a quorum, abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on January 19, 2024 is the Record Date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Northern Lights Trust expects that the solicitation of proxies will be primarily by mail and telephone. FPA has retained EQ Fund Solutions to provide proxy services, at an anticipated cost of approximately $12,000. FPA will bear the costs of the Special Meeting, including legal costs, the costs of retaining EQ Fund Solutions, and other expenses incurred in connection with the solicitation of proxies.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Northern Lights Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Holders

Shareholders of the Acquired Fund at the close of business on the Record Date will be entitled to be present and vote on the proposal related to the Acquired Fund at the Special Meeting. As of the Record Date, there were 2,275,000 shares outstanding and entitled to vote at the Special Meeting.

There were no outstanding shares of the Acquiring Fund on the Record Date, as the Acquiring Fund had not yet commenced operations.

To the knowledge of the Acquired Fund, as of the Record Date, the following persons held of record or beneficially 5% or more of the outstanding shares of the Acquired Fund. Persons holding more than 25% of the outstanding shares of the Acquired Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

Shareholder Name/Address	Shares	Percentage of Total Outstanding Shares
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	1,424,292.00	62.61%
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	659,671.00	29.00%

E.	Interest of Certain Persons in the Transaction

FPA may be deemed to have an interest in the Reorganization because it will become investment advisor to the Acquiring Fund and will receive fees from the Acquiring Fund for its services as investment advisor.

III.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Acquired Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Northern Lights Trust at its office at a reasonable time before the Northern Lights Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and concerning the federal income tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.

D.	Auditors

The financial statements of the Acquired Fund for the year ended September 30, 2023, contained in the Acquired Fund’s Annual Report to Shareholders, have been audited by Deloitte & Touche LLP, independent registered public accounting firm. The Acquiring Fund is newly created and does not yet have a financial history. Tait, Weller & Baker LLP will serve as the independent registered public accounting firm for the Acquiring Fund.

E.	Information Filed with the SEC

The Northern Lights Trust and IMST Trust are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at https://www.sec.gov.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ______ day of _________, 202__, by and among Northern Lights Fund Trust III (the “Northern Lights Trust”), a Delaware statutory trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on behalf of its series FPA Global Equity ETF (the “Acquired Fund”), Investment Managers Series Trust III (the “IMST Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series FPA Global Equity ETF (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, First Pacific Advisors, LP (“FPA”), with its principal place of business at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, CA 90025.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, no par value, of shares of the Acquiring Fund (the “Acquiring Fund Shares”) and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; followed by (ii) the distribution of the Acquiring Fund Shares pro rata to the shareholders of the Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Northern Lights Trust or any other series of the IMST Trust or the assets of any other series of the Northern Lights Trust or any other series of the IMST Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the Northern Lights Trust and the IMST Trust, respectively, the Northern Lights Trust and the IMST Trust are open-end, registered management investment companies, and the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of the Northern Lights Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the IMST Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding Reorganization Expenses (as defined in Article IX) borne by FPA pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder will receive the number of Acquiring Fund Shares that has an aggregate NAV equal to the aggregate

NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of Acquiring Fund Shares shall be computed by Brown Brothers Harriman & Co. (“BBH”), the Acquiring Fund’s accounting agent, in the manner set forth in the IMST Trust’s Agreement and Declaration of Trust, or By-Laws, the Acquiring Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the IMST Trust’s Board of Trustees. The NAV per share of Acquired Fund Shares shall be computed by Ultimus Fund Solutions, LLC (“Ultimus”) (the “Acquired Fund Accounting Agent”), the Acquired Fund’s accounting agent, in the manner set forth in the Amended Agreement and Declaration of Trust of the Northern Lights Trust, By-Laws, the Acquired Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the Northern Lights Trust’s Board of Trustees.

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of Acquiring Fund Shares and the NAV per share of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of Acquiring Fund Shares to be issued in the Reorganization in exchange for Acquired Fund Shares shall be determined by BBH by dividing the NAV of the Acquired Fund Shares, as determined in accordance with paragraph 2.1 hereof, by the NAV of one Acquiring Fund Share, as determined in accordance with paragraph 2.1 hereof.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund Accounting Agent, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by BBH. The IMST Trust and the Northern Lights

Trust agree to use commercially reasonable efforts to resolve prior to the Valuation Date any material valuation differences with respect to portfolio securities of the Acquired Fund that will be transferred to the Acquiring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about [April 5, 2024], or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business at 4:00 p.m. Eastern Time (the “Effective Time”) at the offices of Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246, or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. State Street Bank and Trust Co., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause State Street Bank & Trust Co., as its transfer agent to deliver at the Closing to the Secretary of the IMST Trust a certificate of an authorized officer stating the number and percentage ownership of outstanding Acquired Fund Shares owned by each shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause BBH, its transfer agent, to issue and deliver to the Secretary of the Northern Lights Trust a confirmation evidencing the number of Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Northern Lights Trust and the Acquired Fund represent and warrant to the IMST Trust and the Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of the Northern Lights Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Northern Lights Trust has the power to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement.

(b) The Northern Lights Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Amended Agreement and Declaration of Trust of the Northern Lights Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the most recently completed fiscal year are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(i) Since the end of the Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete in all material respects as of the time of their filing. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made for such Taxes in accordance with appropriate accounting principles. To the knowledge of the Northern Lights Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the Northern Lights Trust, there are no deficiency assessments with respect to any Taxes of the Acquired Fund and no such deficiency assessments have been proposed with respect to the Acquired Fund in writing. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, pending or threatened in writing with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and there are no outstanding securities convertible into any Acquired Fund Shares.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the Northern Lights Trust with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) The Northern Lights Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the Northern Lights Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Northern Lights Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund’s shareholders as described in paragraph 5.2.

(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this paragraph 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The IMST Trust and the Acquiring Fund represent and warrant to the Northern Lights Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the IMST Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The IMST Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The IMST Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Agreement and Declaration of Trust of the IMST Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment advisor of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory contract(s), and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(g) All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the N-14 Registration Statement through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the IMST Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the IMST Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations); (ii) will not have held any property, and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Acquired Fund immediately prior to the Reorganization and (iii) will not have prepared books of account and related records or financial statements or issued any shares (other than the Initial Shares). Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares.

4.3 REPRESENTATIONS OF THE IMST TRUST. The IMST Trust represents and warrants to the Northern Lights Trust as follows:

(a) The IMST Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

(b) The IMST Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

4.4 REPRESENTATIONS OF THE NORTHERN LIGHTS TRUST. The Northern Lights Trust represents and warrants to the IMST Trust that the Northern Lights Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. The Northern Lights Trust will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund, as well as any capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Northern Lights Trust’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. The IMST Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.8 TAX RETURNS. The Northern Lights Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, the Northern Lights Trust will provide the IMST Trust with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the Northern Lights Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as the IMST Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the Northern Lights Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a)(1) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the IMST Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The IMST Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Northern Lights Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with paragraph 1.3 of this Agreement.

6.3 The Acquired Fund shall have received on the Closing Date a certificate from the President of the IMST Trust, dated as of the Closing Date, addressing the following points:

(i)             The IMST Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the IMST Trust, and the Acquiring Fund is a separate series of the IMST Trust constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust of the IMST Trust.

(ii)            The IMST Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)           Assuming that consideration of not less than the NAV of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(iv)          The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the IMST Trust’s Agreement and Declaration of Trust.

(v)            The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for consummation by the IMST Trust and the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)           To the knowledge of the President of the IMST Trust, except as has been disclosed in writing to the Northern Lights Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the IMST Trust or the Acquiring Fund or any of their properties or assets or any person whom the IMST Trust or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the IMST Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.4 The N-1A Registration Statement filed by the IMST Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.5 As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.6 The IMST Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the IMST Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by the Northern Lights Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Northern Lights Trust, on behalf of the Acquired Fund, shall have duly executed and delivered to the IMST Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquiring Fund shall have received on the Closing Date a certification from the President of the Northern Lights Trust, dated as of the Closing Date, addressing the following points:

(i)             The Northern Lights Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the Northern Lights Trust, and the Acquired Fund is a separate series of the Northern Lights Trust constituted in accordance with the applicable provisions of the 1940 Act and the Amended Agreement and Declaration of Trust of the Northern Lights Trust.

(ii)            The Northern Lights Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)           The Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the Acquiring Fund.

(iv)           The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Amended Agreement and Declaration of Trust of the Northern Lights Trust.

(v)            No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for the consummation by the Northern Lights Trust and the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)           To the knowledge of the President of the Northern Lights Trust, except as has been disclosed in writing to the IMST Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Northern Lights Trust or the Acquired Fund or any of their properties or assets or any person whom the Northern Lights Trust or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Northern Lights Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund the documents and information described in paragraphs 5.5 and 5.9.

7.5 The Northern Lights Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the Northern Lights Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the Amended Agreement and Declaration of Trust of the Northern Lights Trust. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Northern Lights Trust and the IMST Trust shall have received the opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to the IMST Trust and the Northern Lights Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Acquiring Fund and the Acquired Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i) The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, FPA (or any affiliate thereof) shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders) as set forth herein. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Northern Lights Trust, counsel to the Independent Trustees of the Northern Lights Trust, counsel to the IMST Trust, and counsel to the Independent Trustees of the IMST Trust; (f) solicitation costs of the transactions; (g) service provider conversion fees; and (h) any costs associated with meetings of each Fund’s Board of Trustees relating to the transactions contemplated herein (“Reorganization Expenses”).

FPA (or any affiliate thereof) shall remain so liable for their respective shares of the Reorganization Expenses, regardless of whether the transactions contemplated by this Agreement occur, and this paragraph 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

9.2 At the Closing, FPA (or any affiliate thereof) shall pay the estimated Reorganization Expenses to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by FPA (or any affiliate thereof) within thirty (30) days after the Closing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The IMST Trust, on behalf of the Acquiring Fund, and the Northern Lights Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under paragraph 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the IMST Trust and the Northern Lights Trust. In addition, either the IMST Trust or the Northern Lights Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met; or

(c) a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the IMST Trust, the Northern Lights Trust, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the IMST Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of the IMST Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the IMST Trust on behalf of the Acquiring Fund and signed by authorized officers of the IMST Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the IMST Trust’s Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Northern Lights Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Amended Agreement and Declaration of Trust of the Northern Lights Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Northern Lights Trust on behalf of the Acquired Fund and signed by authorized officers of the Northern Lights Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Amended Agreement and Declaration of Trust of the Northern Lights Trust.

13.7 Each of the IMST Trust, on behalf of the Acquiring Fund, and the Northern Lights Trust, on behalf of the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund and that no other series of the IMST Trust or the Northern Lights Trust shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The Northern Lights Trust and the IMST Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows.***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NORTHERN LIGHTS FUND TRUST III on behalf of the Acquired Fund	INVESTMENT MANAGERS SERIES TRUST III on behalf of the Acquiring Fund

By:	By:

Name:	Name:

Title:	Title:

FIRST PACIFIC ADVISORS, LP solely with respect to Article IX

By:

Name:

Title:

APPENDIX B – MORE INFORMATION ABOUT THE ACQUIRING FUND

For this section, the Acquiring Fund is referred to as the “Fund.”

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RISKS

The Fund is a series of Investment Managers Series Trust III (the “Trust”) and is regulated as an “investment company” under the 1940 Act. The Fund’s investment objective is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies

The Advisor expects to invest, under normal circumstances, at least 95% of the Fund’s assets in equity securities. The Fund invests primarily in publicly traded common stocks of mid- and large-cap U.S. and non-U.S. companies, including companies in emerging market countries. The Fund defines mid- and large-cap companies to be those with market capitalizations equal to or greater than $10 billion at the time of initial purchase. These securities may be traded on major stock exchanges, regional stock exchanges, over-the-counter markets and other quotation systems. Under normal circumstances, the Fund expects to hold approximately 20-50 positions. Under normal circumstances, the Fund expects to invest at least 40% of its total assets in equity securities of non-U.S. issuers (i.e., if the issuer is headquartered outside the United States, if at least 50% of its assets are outside the United States, or if at least 50% of its gross income is from non-U.S. sources).

Although the Advisor expects to invest at least 95% of the Fund’s assets in equity securities under normal circumstances, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of its assets in equity securities. The Fund may change its 80% policy upon 60 days’ written notice to its shareholders.

The equity securities held by the Fund include common stocks, preferred stocks, and depositary receipts (including those paying dividends). The depositary receipts in which the Fund invests includes American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs are negotiable receipts similar to stock certificates issued by a depositary bank. The receipts evidence depositary securities, which in turn evidence underlying securities of a foreign issuer deposited with a custodian bank in the foreign issuer’s home country.

The Advisor manages the Fund’s portfolio according to its Contrarian Value Equity Strategy, which seeks to invest in companies that currently appear out of favor or are undervalued by the stock market, including those mired in bad news according to media headlines, but have a favorable outlook for long-term total return (growth of principal and income) in the Advisor’s estimation over five to ten years. The Advisor conducts deep research into the underlying financial condition and prospects of individual companies, including potential future earnings, cash flow, and dividends to shareholders. The Advisor consults with Wall Street professionals, industry consultants and the target company’s customers, competitors and executives to understand the company’s potential. The Advisor may, as part of its research, review current and historic SEC filings, conference call transcripts, and relevant periodicals to gain a full picture of the company. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are also considered in developing the Advisor’s outlook.

The Advisor looks for businesses that are generally leaders in their industries, with significant competitive strengths, solid balance sheets, and shareholder-centric managements (“Compounder Investments”) to meet the Fund’s investment objective. The Advisor also looks for and considers companies that may be of a lesser quality than Compounder Investments but that it believes possess upside potential that exceeds downside potential. The Advisor may also consider investing in special situations such as spin-offs, holding companies, and various other long opportunities.

After identifying target companies for the Fund, the Advisor selects the companies the equity securities of which are offered at a “substantial discount” to the Advisor’s estimate of the company’s worth or intrinsic value. In seeking a “substantial discount,” the Advisor does not just seek securities that are priced lower than others, but looks for genuine bargains by seeking securities it believes have a compelling economic risk/reward proposition on an absolute basis rather than relative to companies in the same industry, or a comparative index or benchmark. The Advisor may sell a security if its market price exceeds the Advisor’s estimate of its intrinsic value, if its economic risk/reward proposition is no longer compelling or less compelling than that of other investments identified by the Advisor. In seeking to achieve the Fund’s investment objective, the Advisor may, at times, accept market volatility in the Fund’s share price and short-term Fund underperformance.

Temporary Defensive Positions

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in cash, cash equivalents, high-quality short-term debt securities, and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays a proportional amount of such money market funds’ advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Risks

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, the spread of infectious illness or other public health issues, natural disasters, climate related events, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, higher inflation, Russia’s invasion of Ukraine and the COVID-19 pandemic have negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

•	Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

•	Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the Fund’s NAV and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

•	Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

•	Market Price Could Vary From NAV Due to Foreign Holdings. The Fund may hold shares of non-U.S. securities traded in local markets that close at a different time than the Exchange. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the Exchange is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. This could lead to differences between the market price of the Fund’s shares and the underlying value of the Fund shares. These differences can be magnified during times of significant market activity.

•	Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in

Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

•	Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Equity Risk. The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Large-Capitalization Companies Risk. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Mid-Capitalization Companies Risk. The stocks of mid-capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Foreign Securities Risk. To the extent the underlying funds invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Advisor’s ability to assess such risk than if the Fund invested solely in more developed countries.

Emerging Market Securities Risk. The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Depositary Receipts Risk. Depositary receipts are equity securities traded on U.S. and foreign exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. Depositary receipts may be issued in sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Investing in depositary receipts may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable government and economies, and non-uniform accounting, auditing and financial reporting standards. Additionally, unsponsored depositary receipts held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer, and there is even less information publicly-available about unsponsored depositary receipts than sponsored depositary receipts; unsponsored depositary receipts are also not obligated to pass through voting rights to the Fund.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Active Management Risk. The Advisor’s judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals, or not to achieve its investment goal.

Issuer-Specific Changes. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The Advisor’s skill in choosing appropriate investments for the Fund will determine, in part, the Fund’s ability to achieve its investment objective. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers’ opinions about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance. Moreover, there can be no assurance that all of the Advisor’s personnel will continue to be associated with the Advisor for any length of time. The loss of services of one or more key employees of the Advisor, including a portfolio manager, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Company-Specific Risk. A particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Headline Risk. The Fund may invest in companies that are at the center of controversy because of negative media attention regarding its operations, long-term prospects, or management which may cause short-term underperformance.

Non-Diversified Risk. Investments focused in sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated. The Fund intends to invest in a variety of securities and instruments, but the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Value Investing Risk. The stocks in which the Fund invests may not be undervalued as expected. The Advisor’s assessment of an equity security’s intrinsic value may never be fully recognized or realized by the market, and an equity security judged to be undervalued or overvalued may actually be appropriately priced or its price may move in the wrong direction. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, value-oriented funds may underperform when growth investing is in favor.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. Because the Advisor seeks to invest in companies that have a favorable outlook for long-term growth, generally over five to ten years, short-term investors may not reap the full benefits of the Fund’s investment strategy.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. The COVID-19 pandemic, Russia’s invasion of Ukraine, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of certain instruments. These events have caused significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events; and widespread uncertainty regarding the long-term effects of such events.

Governments and central banks, including the Federal Reserve in the United States, took extraordinary and unprecedented actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by keeping interest rates at historically low levels for an extended period. The Federal Reserve concluded its market support activities in 2022 and began to raise interest rates in an effort to fight inflation. The Federal Reserve may determine to raise interest rates further. This and other government intervention into the economy and financial markets to address the pandemic, inflation, or other significant events in the future, may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Such events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

Cybersecurity Risk. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV per share; impediments to trading; the inability of the Fund, the Advisor and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invest; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or service providers to the Fund. Such entities have experienced cyber-attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at https://fpag.fpa.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at https://fpag.fpa.com.

MANAGEMENT OF THE FUND

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, custodian and fund administrative and accounting agent.

Investment Advisor

First Pacific Advisors, LP, located at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, CA 90025, is the investment advisor for the Fund. The Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended. The Advisor manages accounts for individuals and institutions as well as the Fund. As of December 31, 2023, it had approximately $24.6 billion in assets under management. Subject to the oversight of the Board, the Advisor is responsible for managing the Fund’s investments, placing trade orders and providing related administrative services and facilities under an advisory agreement between the Fund and the Advisor (the “Investment Advisory Agreement”).

Portfolio Managers

The Fund is managed on a day-to-day basis by Steven Romick, CFA, Managing Partner of the Advisor; Mark Landecker, CFA, Partner of the Advisor; and Brian A. Selmo, CFA, Partner of the Advisor (collectively, the “Portfolio Managers”).

Mr. Romick joined the Advisor in 1996. Prior to joining the Advisor, he was chairman of Crescent Management and a consulting security analyst for Kaplan, Nathan & Co. Mr. Romick earned a bachelor’s degree in education from Northwestern University. He is a CFA charterholder.

Mr. Landecker joined the Advisor in 2009. Prior to joining the Advisor, he served as portfolio manager at both Kinney Asset Management and Arrow Investments, Inc., and as associate at TD Capital and

PricewaterhouseCoopers. Mr. Landecker earned a BBA (with honors) from the Schulich School of Business at York University in Toronto. He is a CFA charterholder.

Mr. Selmo joined the Advisor in 2008 where he serves as Director of Research in addition to his role as portfolio manager. Prior to joining the Advisor, Mr. Selmo was founder and managing member of Eagle Lake Capital, LLC and a portfolio manager of its predecessor. Prior to that, he was an analyst at Third Avenue Management and Rothschild, Inc. Mr. Selmo earned a bachelor’s degree in economics (with honors) from The John Hopkins University, where he graduated Phi Beta Kappa. He is a CFA charterholder.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed and ownership of Shares.

Management Fee

Pursuant to the Investment Advisory Agreement, the Fund pays the Advisor an annual advisory fee of 0.70% of the Fund’s average daily net assets to be paid on a monthly basis. In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and statements of additional information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s annual report to shareholders dated September 30, 2024.

The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))), to 0.49% of the Fund’s average daily net assets for through January 31, 2026. The Advisor may recoup operating expenses in excess of these limits from the Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated by the Board of Trustees. In addition, the Advisor may seek reimbursement from the Fund of fees waived or payments made by the Advisor to the Predecessor Fund prior to the Predecessor Fund’s reorganization for a period ending three years after the date of the waiver or payment if such recoupment can be achieved within the lesser of the foregoing expense limited and the expense limits in place at the time of the recoupment.

During the period ended September 30, 2023, the Predecessor Fund paid an aggregate percentage of its average net assets to the Advisor of 0.01% (after fee waivers and reimbursements).

BUYING AND SELLING FUND SHARES

Fund shares are listed for trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day,

Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Advisor determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. The Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on those days.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor, and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made by the Advisor, in good faith, in accordance with procedures approved by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Other types of portfolio securities that the Advisor may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of shares of the Fund done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Availability of Information

Each Business Day, the following information will be available at https://fpag.fpa.com with respect to the Fund: (i) information for each portfolio holding that will form the basis of the next calculation of the Fund’s net asset value per share; (ii) the Fund’s net asset value per share, market price, and premium or discount, each as of the end of the prior Business Day; (iii) a table showing the number of days the Fund’s shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) the Fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the Fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the Fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Fund Distributions

The Fund pays out dividends from its net investment income quarterly and distributes its net capital gains, if any, to investors at least annually. The Fund may also make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

Dividend Reinvestment Service

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Federal Income Tax Consequences

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. Distributions of net investment income, other than distributions the Fund reports as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and/or if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from sales of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of any cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares of the Fund comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares of the Fund comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

DISTRIBUTOR

UMB Distribution Services, LLC, located at 235 West Galena Street, Milwaukee, Wisconsin 53212, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

FUND SERVICE PROVIDERS

Co-Administrators. UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. Pursuant to the Co-Administration Agreement, the Co-Administrators receive a fee for administration services based on the Fund’s average daily net assets, which is paid by the Advisor.

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP, 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

ADDITIONAL INFORMATION

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Rule 12d1-4 permits other investment companies to invest in the Fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of shares of the Fund, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Appendix C - Financial Highlights of the Acquired Fund

The following table is intended to help you understand the Acquired Fund’s financial performance. Certain information reflects financial results for a single Acquired Fund share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost) on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions). The financial information for the fiscal year ended September 30, 2023 and for the period ended September 30, 2022 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Acquired Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

C-1

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Year Ended	Period* Ended
	September 30,	September 30,
	2023	2022
Net Asset Value, Beginning of Year/Period	$18.59	$24.99
Increase/(Decrease) From Operations:
Net investment income (1)	0.40	0.28
Net gain/(loss) from investments (both realized and unrealized)	5.14	(6.49)
Total from operations	5.54	(6.21)

Less Distributions:
From net investment income	(0.34)	(0.19)
Total Distributions	(0.34)	(0.19)

Net Asset Value, End of Year/Period	$23.79	$18.59

Market Price, End of Year/Period (2)	$23.77	$18.69

Total Return (3)	29.82%	(24.92	)%(4)

Market Price Total Return (3)	29.02%	(24.52	)%(4)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$39,249	$18,592
Ratio to average net assets:
Gross expenses (5,8)	1.17%	2.25	%(7)
Net expenses (6,8)	0.49%	0.49	%(7)
Net investment income (8,9)	1.76%	1.61	%(7)
Portfolio turnover rate (10)	26%	28	%(4)

*The FPA Global Equity ETF commenced operations on December 16, 2021.

(1) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year/period.

(2) Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

(3) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions if any.

(4) Not annualized.

(5) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6) Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Advisor.

(7) Annualized.

(8) Does not include the expenses of the underlying investment companies in which the Fund invests.

(9) The recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10) Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

C-2

APPENDIX D – SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison Fee Tables and Examples” section of the Proxy Statement.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the change is not required and is not included.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

D-1

STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 30, 2024

Acquisition of Substantially All of the Assets of

FPA Global Equity ETF

a series of Northern Lights Fund Trust III
225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

1-800-982-4372

By and in exchange for shares of

FPA Global Equity ETF,

a series of Investment Managers Series Trust III

(formerly, FPA Funds Trust)
235 West Galena Street

Milwaukee, Wisconsin 53232

1-800-982-4372

This Statement of Additional Information (“SAI”) is being furnished to shareholders of FPA Global Equity ETF, a series of Northern Lights Fund Trust III (the “Acquired Fund”). This SAI relates specifically to the proposed reorganization of the Acquired Fund into a corresponding newly created shell series of Investment Managers Series Trust III (the “Acquiring Fund”) (the “Reorganization”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein (is legally considered to be part of this SAI):

•	Prospectus and Statement of Additional Information of the Acquired Fund, each dated February 1, 2024, filed with the SEC on January 29, 2024 (Accession No. 0001580642-24-000578); and

•	Annual Report to Shareholders of the Acquired Fund dated September 30, 2023, filed with the SEC on December 1, 2023 (Accession No. 0001580642-23-006430); and

•	Prospectus and Statement of Additional Information for the Acquiring Fund filed with the SEC on January 26, 2024 (File Nos. 033-79858 and 811-08544) (Accession No. 0001104659-24-007331).

First Pacific Advisors, LP, located at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, serves as the investment advisor to the Acquired Fund and the Acquiring Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Proxy Statement/Prospectus, dated January 30, 2024, relating to the Reorganization. The Combined Proxy Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by (i) contacting Northern Lights Distributors, LLC at 4221 North 203rd Street, Suite 100, Elkorn, Nebraska 68022, or (ii) by calling (310) 473-0225 or (800) 982-4372 (except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands).

The Acquired Fund’s Prospectus dated February 1, 2024, and Annual Report to Shareholders for the fiscal year ended September 30, 2023, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Northern Lights Fund Trust III or by calling 1-(800) 982-4372.

TABLE OF CONTENTS

Financial Information	S-4

Financial Information

Deloitte & Touche LLP (“Deloitte”), is the independent registered public accounting firm for the Acquired Fund. Deloitte conducts annual audits of the Acquired Fund’s financial statements and provides assistance in connection with the preparation of various SEC filings.

Tait, Weller & Baker LLP will serve as the independent registered public accounting firm for the Acquiring Fund following the Reorganization.

Because the Acquiring Fund was created for purposes of this transaction, it has not published an Annual or Semi-Annual Report to shareholders. The Acquiring Fund, which has no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the Acquired Fund.  The Acquiring Fund will adopt the financial statements, including the financial highlights, of the Acquired Fund following the Reorganization.

The following documents, each of which has been filed with the SEC and will be sent to any shareholder upon request and without charge, are incorporated by reference herein (is legally considered to be part of this SAI):

•	Prospectus and Statement of Additional Information of the Acquired Fund, each dated February 1, 2024, filed with the SEC on January 29, 2024 (Accession No. 0001580642-24-000578); and

•	Annual Report to Shareholders of the Acquired Fund dated September 30, 2023, filed with the SEC on December 1, 2023 (Accession No. 0001580642-23-006430); and

•	Prospectus and Statement of Additional Information for the Acquiring Fund filed with the SEC on January 26, 2024 (File Nos. 033-79858 and 811-08544) (Accession No. 0001104659-24-007331).

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES. FPA Global Equity ETF PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 18, 2024 The undersigned, revoking prior proxies, hereby appoints Brian Curley, President, Timothy Burdick, Vice President, and Rich Gleason, Treasurer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with the full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Meeting”) of FPA Global Equity ETF to be held at the offices of Northern Lights Fund Trust III, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, at 10:00 a.m. local time, or any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which has been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-967-5074. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 18, 2024. The proxy statement for this meeting is available at: vote.proxyonline.com/fpa/docs/FPAG2024.pdf 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-800-967-5074 Monday through Friday 9 a.m. to 10 p.m. Eastern time PROXY VOTING OPTIONS CONTROL NUMBER 12345678910 SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY CARD PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] FPA Global Equity ETF This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:● FOR AGAINST ABSTAIN 1. Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the FPA Global Equity ETF (the “Acquired Fund”), a series of the Northern Lights Fund Trust III, to the FPA Global Equity ETF (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust III, in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund in proportion to the shareholders’ respective holdings of shares of the Acquired Fund; and ○ ○ ○ 2. The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof. ○ ○ ○ THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE